Exhibit 99.1
Jefferies 2011 Global Healthcare Conference June 7, 2011 Matthew R. Patterson President and Acting CEO Nasdaq: FOLD www.amicustherapeutics.com

Safe Harbor This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to business, operations and financial conditions of Amicus including but not limited to preclinical and clinical development of Amicus' candidate drug products, the timing and reporting of results from preclinical studies and clinical trials evaluating Amicus' candidate drug products, the projected cash position for the Company, and business development and other transactional activities. Words such as, but not limited to, "look forward to," "believe," "expect," "anticipate," "estimate," "intend," "plan," "would," "should" and "could," and similar expressions or words, identify forward-looking statements. Although Amicus believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. Actual results could differ materially from those projected in Amicus' forward-looking statements due to numerous known and unknown risks and uncertainties, including the "Risk Factors" described in our Annual Report on Form 10-K for the year ended December 31, 2010. All forward-looking statements are qualified in their entirety by this cautionary statement, and Amicus undertakes no obligation to revise or update this news release to reflect events or circumstances after the date hereof.

Industry Momentum in Rare Diseases

Amicus: Building Shareholder Value in 2011 At the Forefront of Therapies for Rare Diseases(tm) Strong Financial Position Partnership with GSK Rare Diseases Advanced Product Pipeline Novel Pharmacological Chaperone Technology Platform

Next Generation Therapy: replacing ERT Protein folding & pharmacogenetics Substrate Accumulation Endoplasmic Reticulum Golgi Apparatus Lysosome Pharmacological Chaperone (Oral) Misfolded/Unstable Protein Active Site Mutation Replacing ERTs for Lysosomal Storage Disorders Pharmacological Chaperone Monotherapy Enhanced Trafficking Reduced ER Retention Decreased Substrate ~50% of Fabry patients

AT2220 Alzheimer's Disease Advanced Product Pipeline Building Significant Rare Disease Franchise Preclinical Phase 1 Phase 2 Phase 3 US (Study 011) Monotherapy AmigalTM Fabry Disease Pompe Disease ERT Co-admin Therapy ERT Co-admin Therapy PliceraTM Gaucher Disease ERT Co-admin Therapy AT3375 Parkinson's Disease EU (Study 012) Monotherapy Marketing Application

Amigal for Fabry Disease Disease Overview Lysosomal Storage Disease 5,000 - 10,000 patients worldwide Fabrazyme(r) and Replagal(r) ERTs current standard of care Males and Females GL-3 substrate accumulation Kidney, Heart and Brain Fatal

Worldwide Fabry Market
Current Landscape

Slide 7



Fabry
Patients
10,000
8,000
6,000
4,000
2,000
0
2010 Fabrazyme shortage significantly altered market share vs. Replagal ex-US
Replagal
Fabrazyme
2001A
2003A
2005A
2007A
2009A
2011
2013

- $800MM in 2011 revenue projected (after shortage resolved)
  - 2010 revenue $529M
  - 2009 revenue $625M
- Shortage lowered sales but growth in treated patients continued
- Equal populations of males and females in patient registries
- Ratio of treated males:females was ~50:50 prior to shortage and is 65:35[4] today
- Significant undiagnosed late onset population[4]

Sources:

1. GENZ presentation at JP Morgan Conference Jan '10 plus extrapolation of Replagal 2009 revenues; forecast doesn't include US approval of Replagal
2. Estimated change in market share driven by global supply shortage
3. Analyst projected CAGR extrapolated based on JP Morgan, AG Edwards, Collins Stewart, SG Cowen and Credit Suisse projections
4. Fabrazyme Registry 2010, FOS Registry 2009, Canadian Registry 2010; Spada et al

Amicus Therapeutics

Amigal for Fabry Disease Program Overview Small molecule for oral administration First in man: 2005 Cumulative 85+ patient-years of data No drug-related serious adverse events and no adverse event trends 17 patients remain in Phase 2 extension study 5 patients > 4 years, 12 patients > 3 years Encouraging safety and renal function data Phase 3 registration studies ongoing First-in-man Phase 2 study of Amigal co-administered with ERT underway Lead development program Global collaboration with GSK Rare Diseases

Amigal for Fabry Disease
Phase 3 U.S. Registration (Study 011)

Slide 9


Canada
México
North Atlantic Ocean
Venezuela
Colombia
Brasil
Perú
Bolivia
Chile
Argentina
South Pacific Ocean
South Atlantic Ocean
Russia
Ukraine
Algeria
Libya
Egypt
Iraq
Iran
Saudi Arabia
Mauritania
Mali
Niger
Chad
Sudan
Nigeria
Ethiopia
DR Congo
Kenya
Tanzania
Angola
Namibia
South Africa
Madagascar
Indian Ocean
India
Thailand
Indonesia
Australia
The FACETS Study
Fabry AT1001 Chaperone Efficacy, Therapeutics and Safety Study

Study Overview

- Randomized, double-blind, placebo-controlled
- 60 patients (males and females)
- 6-month treatment period
- Endpoints:
  - **Primary**: ≥50% reduction in interstitial capillary GL-3 in kidney biopsy
  - **Secondary**: ≥50% reduction in urine GL-3
- Enriched patient population

Status Update

- 37 sites initiated globally
- Nearing completion of enrollment
- Final enrollment expected 3Q11

Amicus Therapeutics

Amigal for Fabry Disease Phase 2 Data - Surrogate Endpoints GL-3 substrate reduced Kidney Interstitial Capillary GL-3 Urine GL-3 Primary Surrogate Secondary Surrogate

Amigal for Fabry Disease Phase 2 Data - Clinical Endpoints Renal Function Proteinuria eGFR Percent Change in 24-hour Urine Protein from Baseline to Last Timepoint +35% -21% Subjects with Non- Responsive Mutations (n=3) Subjects with Responsive Mutations (n=11) Mean (SD) annualized change in GFR or eGFR (ml/min/1.73m2/yr)

Worldwide Fabry Market Projected Future Growth Fabry Patients Sources: Analyst projected CAGR extrapolated based on JP Morgan, AG Edwards, SG Cowen, Collins Stewart and Credit Suisse projections Addressable mutation percentages are estimates Assumptions Significant market growth expected from increased diagnosis and treatment of females and late-onset males Higher percentage of mutations addressable by Amigal in females and late- onset males Additional market growth driven by availability of an oral agent (CHART) Non-addressable (Amigal-ERT Co-Administration) Addressable (Amigal Monotherapy)

Pharmacological Chaperone-ERT Co-administration Therapy

Improving ERTs for Lysosomal Storage Disorders Pharmacological Chaperone Co-Administration Next Generation Therapy: improving ERT Uncleared Substrate Circulation (Blood) Endosomal System Lysosome Pharmacological Chaperone (Oral) Unstable ERT in bag/blood Increased Tissue Exposure Slower ERT Clearance From Circulation Additional Substrate Reduction ~50% of Fabry patients

Improving ERTs for Lysosomal Storage Disorders ERTs Denature Rapidly in Blood Co-Administration: preclinical proof-of-concept 125 100 75 0 25 50 0 4 8 12 16 20 24 % Initial Enzyme Activity Time (hours) Myozyme + AT2220 Cerezyme + AT2101 Fabrazyme + Amigal Myozyme Alone Cerezyme Alone Fabrazyme Alone Loss of Activity of ERTs at pH=7.4

Improving ERT for Fabry Disease Preclinical Data: Amigal Co-Administered with Fabrazyme Amigal significantly increases Fabrazyme tissue uptake and markedly reduces GL-3 levels in kidney Fabrazyme Kidney Tissue Uptake GL-3 Levels in Kidney *p value < 0.05 vs. untreated controls #p value < 0.05 vs. Fabrazyme

Improving ERT for Fabry Disease Phase 2 Study: Amigal Co-Administered with Fabrazyme First-in-man, open-label, single-dose study to evaluate safety and PK/PD Enrollment Up to 18 male patients Ages 18-65 ^ 1 mo. stable ERT dose, regimen Responsive genetic mutation not required 2 Amigal dose groups ERT 2 weeks Amigal Dose 1 + ERT ERT 2 weeks Plasma PK assessment (over 24 hours) Skin Biopsy (ERT in tissue)

Amigal for Fabry Disease Complete Market Opportunity Opportunity to Address ALL Fabry Patients Regardless of Mutation Monotherapy (CHART) Amigal-ERT Co-Administration (non-addressable mutations) Amigal Monotherapy (addressable mutations) *Extrapolations based on HEK responsiveness and FOS registry data Co-Administration Potential advantages Increased tissue uptake Reduced immunogenicity Reduced dose/frequency Potential Advantages Oral administration Broad tissue distribution Chemical synthesis Chaperone endogenous enzyme from ER to lysosome Oral Amigal Oral Amigal, IV ERT Chaperone ERT from circulation to lysosome

5,000 - 10,000 patients worldwide Leads to heart and respiratory failure, muscle degeneration >90% of patients have later onset disease 2010 revenue of ~$400MM (Myozyme/Lumizyme) Glycogen accumulation Heart, skeletal muscles, liver, and nervous system Current standard of care: ERTs Moderate clinical benefit Immunogenicity Black box warning for anaphylaxis AT2220 for Pompe Disease Disease Overview

Improving ERT for Pompe Disease

Preclinical Data: AT2220 Co-Administered with Myozyme

Slide 20

Amicus plans to perform a Phase 2 trial of AT2220 co-administered with ERT based on encouraging preclinical data

Myozyme Diaphragm Uptake


GAA Activity
(nmol/mg protein/hr)
0
2
4
6
*
*
#
Myozyme – + +
AT2220 – – +

Glycogen Levels in Diaphragm


Glycogen
(µg/mg protein)
0
50
100
150
200
250
*
*
#
Myozyme – + +
AT2220 – – +

*p value < 0.05 vs. untreated controls
#p value < 0.05 vs. Myozyme

Amicus Therapeutics

Pharmacological Chaperone Technology for Diseases of Neurodegeneration

Expansion into Diseases of Neurodegeneration: Link to Lysosomal Storage Disorders Parkinson's disease Link to GCase enzyme deficient in Gaucher disease Funded in part by grant from Michael J. Fox Foundation Alzheimer's disease Link between lysosomal dysfunction and neurodegeneration Funded in part by grant from Alzheimer's Drug Discovery Foundation Pharmacological chaperones for genetically defined sub-populations

Pharmacological Chaperones for Parkinson's Established Link to Gaucher Disease Mutations in GCase gene (GBA) considered most common genetic risk factor for Parkinson's Disease 1Sidransky, New Engl J Med, 2009 Oct 22; 361(17): 1651-61 2Bultron, Journal of Inherited Metabolic Disease, 2010, 33(2):167-173 Gaucher carriers1 5x more prevalent in Parkinson's disease population Gaucher patients2 20-fold risk for developing Parkinson's disease Lead pharmacological chaperone: AT3375 Targeting GCase for Parkinson's disease Completing preclinical studies, including IND- enabling studies, in 2H11 Potential to modify course of disease

Pharmacological Chaperones for Alzheimer's Link to Lysosomal Storage Disorders Researching novel approaches for 2 distinct targets and patient populations Genetic (familial) Alzheimer's disease Presenilin 1 target Missense mutations 50,000-150,000 patients in U.S. Early pre-clinical POC established Sporadic Alzheimer's disease Lysosomal enzyme target ~4.5MM patients (U.S.)

Partnership with GSK Rare Diseases and Financial Outlook

Strong Partnership with GSK Rare Diseases Exclusive Worldwide Rights for Amigal Validation for pharmacological chaperone technology and Fabry program GSK clinical, regulatory, commercial and manufacturing expertise Financial strength and flexibility $30MM upfront license $31MM equity investment $170MM development + sales milestones Global development cost-sharing 50/50 in 2011 75 GSK/25 Amicus in 2012+ Tiered double-digit royalties Deal Terms "Amicus' scientific and clinical expertise in human genetic diseases is among the best in the industry, and we are pleased to be collaborators and investors in this exceptional company." - Marc Dunoyer, Global Head, GSK Rare Diseases Value for Amicus

Amicus Financial Strength Cash balance (3/31/11): $93.8MM 2011 Projected Net Spend: $45-55MM Projected cash runway: through anticipated Amigal U.S. commercial launch (net of anticipated GSK collaboration payments) GSK partnership allows Amicus to fully invest its pipeline while maintaining cash reserves

Complete enrollment in Amigal Ph 3 US Study in 3Q11 1st patient in Amigal Ph 3 EU study in 2Q-3Q11 Phase 2 Amigal-ERT co- administration data in 2H11 1st patient in Ph 2 AT2220-ERT co-administration study in 3Q11 Late-stage preclinical POC, including IND-enabling activities, for AT3375 in Parkinson's in 2H11 Amicus: Building Shareholder Value in 2011 Recent and Expected Milestones Recent Milestones Upcoming Milestones Ph 2 Amigal extension data in Fabry Patients out 3-4 years 1st patient in Ph 2 Amigal-ERT co-administration study in Fabry disease Sites opened for Amigal Ph 3 EU study in Fabry disease Ph 2 AT2220-ERT co- administration moving forward in Pompe disease

Amicus: Building Shareholder Value in 2011 Value Proposition Leader in rare diseases - validated by strong commercial partner GSK Robust development pipeline and technology platform ~ $250MM market capitalization ~ $93.8MM cash Multiple near-term milestones

Jefferies 2011 Global Healthcare Conference June 7, 2011 Matthew R. Patterson President and Acting CEO Nasdaq: FOLD www.amicustherapeutics.com